SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     DATE OF REPORT (Date of earliest event reported):
                                 June 26, 1997
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                          LONG ISLAND LIGHTING COMPANY
             (Exact name of registrant as specified in its charter)




           NEW YORK                     1-3571                    11-1019782
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
       of incorporation)                                     identification no.)






       175 East Old Country Road,
          Hicksville, New York                                    11801
(Address of principal executive offices)                        (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 755-6650


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Item 1.  Changes in Control of Registrant.

         The Registrant and Long Island Power Authority executed the Agreement and Plan of Merger dated as of June 26, 1997 set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters described therein and to the additional exhibits included therewith.

Item 2.  Acquisition or Disposition of Assets.

         The Registrant and Long Island Power Authority executed the Agreement and Plan of Merger dated as of June 26, 1997 set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters described therein and to the additional exhibits included therewith.

Item 5.  Other Events.

         The Registrant and Long Island Power Authority executed the Agreement and Plan of Merger dated as of June 26, 1997 set forth as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference, with respect to the matters described therein and to the additional exhibits included therewith.

Item 7.  Financial Statements and Exhibits.

(c)            Exhibits

Exhibit 2.1 Agreement and Plan Merger dated as of June 26, 1997 by and among BL Holding Corp., the Registrant, Long Island Power Authority, a corporate municipal instrumentality of the state of New York and LIPA Acquisition Corp.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          LONG ISLAND LIGHTING COMPANY
                                                   (Registrant)



Date:  July 3, 1997                       By:    /s/ Theodore A. Babcock
                                             ---------------------------
                                             Theodore A. Babcock
                                             Vice President, Treasurer
                                             and Assistant Corporate Secretary


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                                      INDEX



Exhibit No.    Description

Exhibit 2.1 Agreement and Plan Merger dated as of June 26, 1997 by and among BL Holding Corp., the Registrant, Long Island Power Authority, a corporate municipal instrumentality of the state of New York and LIPA Acquisition Corp.


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